UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) Of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   January 23, 2007

Infe - Human Resources, Inc.

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(Exact name of registrant as specified in its chapter)

NEVADA

000-27347

     58-2534003

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(State or other jurisdiction of incorporation)

(Commission File Number)

 (IRS Employer Identification No.)

67 Wall Street, 22nd Floor, New York, NY  10005-3198

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(Address of principal executive offices)                                                      (Zip Code)

Registrant's telephone number, including area code: (212) 859-3466

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 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On January 23, 2007 Infe Human Resources, Inc. (the “Company” or “Registrant”) engaged the services of Miller Ellin Company, LLP as the Company’s independent registered public accounting firm.   The Company did not previously consult with or obtain advice from Miller Ellin on any matters or transactions.

The Company previously filed a Form 8-K on November 7, 2006 regarding the termination of its relationship with its former independent registered accounting firm and included the required correspondence from the former accountant as an Exhibit thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Infe-Human Resources, Inc.

Date: January 25, 2007

By: /s/  Arthur Viola

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Name:    Arthur Viola

Title:   Chief Executive Officer,

Sole Director and Principal

 Financial Officer

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